EXHIBIT 32



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


              In connection with the Quarterly Report of Ulticom, Inc. (the "Company") on Form 10-Q for the period ended October 31, 2003 (the "Report"), I, Shawn K. Osborne, President and Chief Executive Officer of the Company and I, Mark A. Kissman, Vice President of Finance and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                 /s/ Shawn K. Osborne
                                                 -------------------------------
                                                 Shawn K. Osborne
                                                 President and
                                                 Chief Executive Officer
                                                 December 12, 2003


                                                 /s/ Mark A. Kissman
                                                 -------------------------------
                                                 Mark A. Kissman
                                                 Vice President of Finance and
                                                 Chief Financial Officer
                                                 December 12, 2003




A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.